UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 11, 2005

DUQUESNE LIGHT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA

(State or Other Jurisdiction of Incorporation)

1-10290	25-1598483
(Commission File Number)	(IRS Employer Identification No.)

411 Seventh Avenue, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

412-393-6000

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Duquesne Light Holdings, Inc., a Pennsylvania corporation (the “Company”), has issued (i) $200,000,000 aggregate principal amount of 5.50% senior notes due August 15, 2015 (the “2015 Senior Notes”), and (ii) $120,000,000 aggregate principal amount of 6.25% senior notes due August 15, 2035 (the “2035 Senior Notes”) (the 2015 Senior Notes and the 2035 Senior Notes, collectively, the “Senior Notes”).

The Senior Notes are being offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-85612) (the “Registration Statement”) filed with the United States Securities and Exchange Commission (the “SEC”) on April 5, 2002 and declared effective on June 7, 2002.  On August 11, 2005, the Company filed a Form S-3 registering additional securities for an offering pursuant to Rule 462(b) under the Securities Act (File No. 333-127459).  On August 12, 2005 the Company filed a final prospectus supplement, which supplements the prospectus in the Registration Statement and which relates to the issuance and sale of the Senior Notes.  Copies of the forms of Senior Notes are attached hereto as Exhibits 4.2 and 4.3, respectively.

Other terms of the Senior Notes are set forth in an indenture dated as of August 16, 2005 (the “Indenture”) and the related Officers Certificates (attached hereto as Exhibits 4.1, 4.4 and 4.5 respectively and incorporated herein by reference).

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01.                                          Other Events.

The information set forth in Item 1.01 is incorporated herein by reference.  In addition, on August 11, 2005, the Company entered into an underwriting agreement (the “Underwriting Agreement”) (attached hereto as Exhibit 1.1) relating to the Senior Notes, among the Company, on the one hand, and J.P. Morgan Securities Inc. and Lehman Brothers Inc., as representatives of the several Underwriters (the “Underwriters”), on the other hand, pursuant to which the Underwriters agreed to purchase the Senior Notes from the Company.

Item 9.01.                                          Financial Statements and Exhibits.

The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement:

(c)	1.1	Underwriting Agreement dated as of August 11, 2005 among the Company and the Underwriters.

	4.1	Indenture dated as of August 16, 2005 between the Company and J.P. Morgan Trust Company, National Association, as Trustee.

	4.2	Form of 2015 Senior Note.

	4.3	Form of 2035 Senior Note.

	4.4	Form of Officer’s Certificate for 2015 Senior Notes.

	4.5	Form of Officer’s Certificate for 2035 Senior Notes.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUQUESNE LIGHT HOLDINGS, INC.

August 17, 2005	By:	/s/ William F. Fields
William F. Fields
Vice President and
Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement dated as of August 11, 2005 among the Company and the Underwriters.

4.1	Indenture dated as of August 16, 2005 between the Company and J.P. Morgan Trust Company, National Association, as Trustee.

4.2	Form of 2015 Senior Note.

4.3	Form of 2035 Senior Note.

4.4	Form of Officer’s Certificate for 2015 Senior Notes.

4.5	Form of Officer’s Certificate for 2035 Senior Notes.